UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG Ultra Short Term Bond Fund

Annual Report for the Period Ended July 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Portfolio Managers' Report	1

Performance Information	3

Understanding Your Expenses	4

Investment Portfolio	5

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	23

Fund Governance	24

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Report – CMG Ultra Short Term Bond Fund

Summary

■  For the 12-month period that ended July 31, 2011, CMG Ultra Short Term Bond Fund returned 1.45%. The fund outperformed its index, the Citigroup One-Year U.S. Treasury Bill Index1, which returned 0.56%. It also outperformed the average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification2, which was 0.98%. Although absolute returns from the short-term debt markets were low throughout the period, the fund's relative performance was aided by its high quality orientation, as fixed-income investors were not rewarded for risk-taking the way they were in fiscal year 2010.

■  As the impact of Japan's first-quarter natural disasters worked their way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring storms cut a swath of destruction across the Midwest, southern and eastern coastal states and Washington wrangled over the deficit and the federal debt ceiling.

  Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth picked up in the third and fourth quarters of 2010, but concerns emerged in 2011 as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a higher unemployment rate. In addition to weak job numbers, private consumption is down, consumer confidence is low and a downtick in manufacturing activity in recent months continue to dampen prospects for the second half of 2011.

■  Against this challenging economic backdrop, the fund increased its commitment to floating-rate corporate notes from 15% to approximately 22%. Floating-rate securities have the potential to help protect against rising interest rates. We held the fund's structured products position fairly constant. It accounted for approximately 35% of the portfolio at the end of the period. Within the ABS sector, we have viewed securities backed by auto loans and credit cards as particularly well-suited to this uncertain economic environment, primarily because of their short time horizons and their monthly repayments of principal.

■  As the fund bolstered its commitment to floating-rate corporate notes, it reduced its holdings of fixed-rate corporate bonds. The net effect of this change was to reduce the duration of the fund from three-quarters of a year to just over half a year. Duration, whether applied to an individual security or a fund, is a measure of interest-rate sensitivity. In an effort to protect against a decline in principal, we lower duration when we expect interest rates to rise. A reduction in duration of this magnitude is indicative of the conservative framework through which the fund has been managed.

1The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 07/31/11 (%)

JPMorgan Chase & Co., 0.996% 09/30/13	1.6
U.S. Treasury Notes, 0.375% 10/31/12	1.6
Berkshire Hathaway Finance Corp., 0.576% 01/10/14	1.5
Morgan Stanley Capital I, 5.150% 06/13/41	1.3
Wachovia Bank Commercial Mortgage Trust, 4.867% 02/15/35	1.2
Canadian Imperial Bank of Commerce, 1.450% 09/13/13	1.1
Ford Credit Floorplan Master Owner Trust, 1.837% 12/15/14	1.0
Citibank Credit Card Issuance Trust, 1.737% 05/15/14	1.0
Anheuser-Busch InBev Worldwide, Inc., 0.977% 03/26/13	1.0
Nissan Auto Lease Trust, 1.390% 01/15/16	1.0

Top 10 holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Portfolio Managers' Report (continued) – CMG Ultra Short Term Bond Fund

Portfolio Composition

as of 07/31/11

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	42.7
Asset-Backed Securities	19.3
Commercial Mortgage-Backed Securities	7.7
Municipal Bonds	7.1
Collateralized Mortgage Obligations	4.6
U.S. Government Obligations	1.6
Mortgage-Backed Securities	0.1
83.1
Short-Term Obligations	17.3
Other Assets & Liabilities, Net	–0.4
100.0

  Finding high quality short-term securities has become increasingly difficult in today's fixed-income marketplace. Demand for safe and liquid investments has increased among individual investors, and many corporations with high credit ratings have taken advantage of the prevailing low yields and extended the maturities of their debt obligations. Absolute low yields on government paper also account for the fund's relatively small commitment to Treasury and Agency securities, which together constitute less than 10% of net assets.

■  We would not be surprised to see the economy continue to struggle in its efforts toward recovery. The weakness in the housing and jobs markets, coupled with restrained consumer spending, suggest no obvious candidate to lift the economy out of the doldrums. The economic difficulties in the euro zone only add to our perception that the road to global recovery could be longer than expected. As a result, we believe that the risk of higher rates in the near term is limited. We plan to maintain the fund's relatively low duration in this environment, because we are focused on limiting risk exposure and preserving principal in these uncertain times, with a secondary focus on seeking to maximize short-term yields.

Portfolio Management

Guy C. Holbrook, lead manager, has managed or co-managed the fund since March 2004 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Holbrook was associated with the fund's previous adviser or its predecessors since 1998.

Mary K. Werler has co-managed the fund since May 2010 and has been associated with the adviser since May 2010. Prior to joining the adviser, Ms. Werler was associated with the fund's previous adviser or its predecessors since 1993.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Performance Information – CMG Ultra Short Term Bond Fund

Performance of a $3,000,000 investment 03/08/04 – 07/31/11

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 07/31/11 (%)

	Inception	1-year	5-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.45	2.35	2.33
Citigroup One-Year U.S. Treasury Bill Index		0.56	2.89	2.60

Average annual total return as of 06/30/11 (%)

	Inception	1-year	5-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.78	2.44	2.34
Citigroup One-Year U.S. Treasury Bill Index		0.66	3.00	2.63

Index performance is from March 8, 2004.

The fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the fund and a portfolio of Columbia Funds Institutional Trust.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the Investment Manager) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

Understanding Your Expenses – CMG Ultra Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

02/01/11 – 07/31/11

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,007.50	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Investment Portfolio – CMG Ultra Short Term Bond Fund

July 31, 2011

Corporate Fixed-Income Bonds & Notes – 42.7%
	Par ($)	Value ($)
Communications – 1.4%
Telecommunications – 1.4%
Telefonica Emisiones SAU 0.603% 02/04/13 (11/04/11) (a)(b)	10,000,000	9,825,440
Verizon Communications, Inc. 0.856% 03/28/14 (09/28/11) (a)(b)	3,000,000	3,031,875
1.950% 03/28/14	1,000,000	1,025,334
Telecommunications Total		13,882,649
Communications Total		13,882,649
Consumer Cyclical – 1.5%
Auto Manufacturers – 1.1%
Volkswagen International Finance NV 0.856% 04/01/14 (10/04/11) (a)(b)(c)	5,000,000	5,016,245
1.625% 08/12/13 (c)	5,000,000	5,052,020
Auto Manufacturers Total		10,068,265
Retail – 0.4%
Target Corp. 1.125% 07/18/14	3,950,000	3,964,354
Retail Total		3,964,354
Consumer Cyclical Total		14,032,619
Consumer Non-Cyclical – 7.1%
Beverages – 3.0%
Anheuser-Busch InBev Worldwide, Inc. 0.977% 03/26/13 (09/26/11) (a)(b)	10,000,000	10,082,460
1.500% 07/14/14	5,000,000	5,044,750
Dr Pepper Snapple Group, Inc. 1.700% 12/21/11	5,460,000	5,485,219
2.350% 12/21/12	3,000,000	3,059,946
PepsiCo, Inc./NC 0.347% 05/10/13 (08/10/11) (a)(b)	5,000,000	5,006,195
Beverages Total		28,678,570
Food – 1.6%
General Mills, Inc. 0.611% 05/16/14 (08/16/11) (a)(b)	4,000,000	4,010,136
1.550% 05/16/14	4,000,000	4,053,180
HJ Heinz Finance Co. 6.000% 03/15/12	1,000,000	1,033,378

	Par ($)	Value ($)
Kraft Foods, Inc. 5.625% 11/01/11	773,000	782,415
Kroger Co. 5.000% 04/15/13	5,000,000	5,323,435
Food Total		15,202,544
Healthcare Services – 0.3%
Mount Sinai Hospital 2.210% 07/01/12	3,000,000	3,025,860
Healthcare Services Total		3,025,860
Pharmaceuticals – 2.2%
Express Scripts, Inc. 5.250% 06/15/12	6,000,000	6,219,594
Novartis Capital Corp. 1.900% 04/24/13	5,300,000	5,428,748
Pfizer, Inc. 4.450% 03/15/12	5,000,000	5,124,920
Sanofi-Aventis SA 0.556% 03/28/14 (09/28/11) (a)(b)	5,000,000	5,024,170
Pharmaceuticals Total		21,797,432
Consumer Non-Cyclical Total		68,704,406
Energy – 0.5%
Oil & Gas – 0.5%
Shell International Finance BV 1.300% 09/22/11	4,000,000	4,006,440
Valero Energy Corp. 6.875% 04/15/12	1,000,000	1,041,126
Oil & Gas Total		5,047,566
Energy Total		5,047,566
Financials – 26.6%
Banks – 19.7%
Bank of Nova Scotia/Houston 0.502% 03/05/12 (09/06/11) (a)(b)	9,250,000	9,262,867
Barclays Bank PLC
1.286% 01/13/14 (10/13/11) (a)(b)	5,000,000	5,010,100
2.375% 01/13/14	3,600,000	3,632,029
BB&T Corp. 0.953% 04/28/14 (10/28/11) (a)(b)	5,000,000	5,000,235
3.850% 07/27/12	2,100,000	2,164,369

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Canadian Imperial Bank of Commerce 1.450% 09/13/13	11,000,000	11,088,374
Capital One Financial Corp. 1.400% 07/15/14 (10/17/11) (a)(b)	5,000,000	5,005,735
2.125% 07/15/14	2,000,000	2,009,408
Citibank N.A. 1.375% 08/10/11 (d)	5,000,000	5,001,485
Citigroup, Inc. 1.176% 04/01/14 (10/01/11) (a)(b)	7,500,000	7,424,520
Comerica Bank 0.408% 08/24/11 (a)(b)	1,000,000	1,000,122
Commonwealth Bank of Australia 0.573% 11/04/11 (a)(b)(c)	6,000,000	6,004,254
Credit Suisse/New York NY 2.200% 01/14/14	5,000,000	5,102,680
Deutsche Bank AG/London 2.375% 01/11/13	3,500,000	3,553,249
Deutsche Bank AG/New York NY 0.900% 01/18/13 (10/18/11) (a)(b)	5,000,000	5,004,135
Fifth Third Bank/Ohio 0.371% 05/17/13 (08/17/11) (a)(b)	5,500,000	5,414,877
Goldman Sachs Group, Inc. 0.450% 02/06/12 (08/08/11) (a)(b)	6,000,000	5,997,978
ING Bank NV 0.876% 01/13/12 (10/13/11) (a)(b)(c)	10,000,000	10,014,600
1.297% 03/15/13 (09/15/11) (a)(b)(c)	5,000,000	5,000,320
JPMorgan Chase & Co. 0.996% 09/30/13 (09/30/11) (a)(b)	15,000,000	15,049,335
Morgan Stanley 0.546% 01/09/14 (10/11/11) (a)(b)	6,500,000	6,290,674
1.233% 04/29/13 (10/31/11) (a)(b)	3,000,000	2,978,139
National Australia Bank Ltd. 0.966% 04/11/14 (10/11/11) (a)(b)(c)	5,000,000	4,995,045
Nordea Bank Finland PLC/New York 0.702% 03/08/13 (09/08/11) (a)(b)	5,000,000	5,009,005
Rabobank Nederland NV 2.650% 08/17/12 (c)	2,850,000	2,910,414
Royal Bank of Canada 2.250% 03/15/13	3,000,000	3,082,581

	Par ($)	Value ($)
Royal Bank of Scotland Group PLC 0.514% 03/30/12 (08/30/11) (a)(b)(c)	8,000,000	8,008,328
Santander US Debt SA Unipersonal 2.991% 10/07/13 (c)	8,000,000	7,832,312
Toronto-Dominion Bank 0.549% 07/14/14 (10/14/11) (a)(b)	2,000,000	2,005,840
1.375% 07/14/14 (a)	5,000,000	5,042,665
UBS AG/Stamford CT 1.359% 02/23/12 (08/23/11) (a)(b)	8,000,000	8,045,408
US Bancorp 1.375% 09/13/13	5,000,000	5,043,875
2.250% 03/13/12	1,000,000	1,012,579
2.450% 07/27/15	5,000,000	5,124,691
Wachovia Corp. 2.043% 05/01/13 (11/01/11) (a)(b)	5,000,000	5,112,575
Banks Total		190,234,803
Diversified Financial Services – 3.5%
American Express Travel Related Services Co., Inc. 5.250% 11/21/11 (c)	1,900,000	1,926,104
American Honda Finance Corp. 0.417% 03/27/12 (09/27/11) (a)(b)(c)	3,000,000	2,998,962
2.375% 03/18/13 (c)	4,000,000	4,078,548
Caterpillar Financial Services Corp. 1.650% 04/01/14	5,000,000	5,093,060
ERAC USA Finance LLC 2.250% 01/10/14 (c)	5,000,000	5,093,695
General Electric Capital Corp. 0.876% 04/07/14 (10/07/11) (a)(b)	5,000,000	4,970,055
1.096% 01/07/14 (10/07/11) (a)(b)	5,000,000	5,000,415
HSBC Finance Corp. 0.478% 08/09/11 (a)(b)	850,000	850,030
PACCAR Financial Corp. 1.950% 12/17/12	4,100,000	4,170,762
Diversified Financial Services Total		34,181,631
Insurance – 3.4%
Berkshire Hathaway Finance Corp. 0.576% 01/10/14 (10/11/11) (a)(b)	14,600,000	14,645,873
Hartford Financial Services Group, Inc. 5.250% 10/15/11	1,775,000	1,791,442
Lincoln National Corp. 6.200% 12/15/11	2,000,000	2,039,922

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
MetLife Institutional Funding II 1.146% 04/04/14 (10/04/11) (a)(b)(c)	7,500,000	7,499,860
Metropolitan Life Global Funding I 0.996% 01/10/14 (10/11/11) (a)(b)(c)	5,000,000	4,999,255
Prudential Financial, Inc. 5.100% 12/14/11	1,800,000	1,826,123
Insurance Total		32,802,475
Financials Total		257,218,909
Industrials – 0.5%
Aerospace & Defense – 0.5%
Boeing Co. 1.875% 11/20/12	5,000,000	5,081,705
Aerospace & Defense Total		5,081,705
Industrials Total		5,081,705
Information Technology – 0.8%
Computers – 0.8%
Hewlett-Packard Co. 1.550% 05/30/14	8,000,000	8,106,536
Computers Total		8,106,536
Information Technology Total		8,106,536
Technology – 0.8%
Office/Business Equipment – 0.8%
Xerox Corp. 1.081% 05/16/14 (08/16/11) (a)(b)	3,000,000	3,018,159
5.500% 05/15/12	5,000,000	5,184,920
Office/Business Equipment Total		8,203,079
Technology Total		8,203,079
Utilities – 3.5%
Electric – 3.0%
Columbus Southern Power Co. 0.645% 03/16/12 (09/16/11) (a)(b)	4,500,000	4,508,928
DTE Energy Co. 0.955% 06/03/13 (09/06/11) (a)(b)	2,000,000	2,008,014

	Par ($)	Value ($)
Georgia Power Co. 0.567% 03/15/13 (09/15/11) (a)(b)	10,000,000	10,021,760
Oncor Electric Delivery Co. 6.375% 05/01/12	8,000,000	8,317,728
Southern Co. 5.300% 01/15/12	3,500,000	3,575,058
Electric Total		28,431,488
Gas – 0.5%
Sempra Energy 1.007% 03/15/14 (09/15/11) (a)(b)	5,000,000	5,021,056
Gas Total		5,021,056
Utilities Total		33,452,544
Total Corporate Fixed-Income Bonds & Notes (cost of $410,959,861)		413,730,013
Asset-Backed Securities – 19.3%
Ally Auto Receivables Trust 0.710% 02/15/13	3,558,312	3,558,887
1.450% 05/15/14	3,925,403	3,949,290
AmeriCredit Automobile Receivables Trust 0.970% 01/15/13	53,866	53,868
1.180% 02/06/14	1,829,911	1,828,262
1.220% 10/08/13	3,925,640	3,933,575
BMW Vehicle Lease Trust 0.820% 04/15/13	4,100,000	4,103,618
Capital One Multi-Asset Execution Trust 0.547% 10/15/15 (09/15/11) (a)(b)	10,000,000	10,020,741
Chesapeake Funding LLC 1.937% 09/15/21 (08/15/11) (a)(b)(c)	7,221,798	7,252,237
Chrysler Financial Auto Securitization Trust 6.250% 05/08/14 (c)	3,135,000	3,204,842
CIT Education Loan Trust 0.337% 03/15/22 (09/15/11) (a)(b)	4,974,746	4,950,212
Citibank Credit Card Issuance Trust 1.737% 05/15/14 (08/15/11) (a)(b)	10,000,000	10,116,817
CitiFinancial Auto Issuance Trust 1.830% 11/15/12 (c)	614,795	615,271
CNH Equipment Trust 5.170% 10/15/14	8,249,208	8,478,269
Discover Card Master Trust 0.837% 09/15/15 (08/15/11) (a)(b)	8,500,000	8,568,548

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

Asset-Backed Securities (continued)
	Par ($)	Value ($)
DT Auto Owner Trust 3.050% 02/16/16 (c)	3,000,000	3,008,008
Enterprise Fleet Financing LLC 1.430% 10/20/16 (09/01/11) (c)	6,000,000	5,992,359
Ford Credit Auto Lease Trust 0.910% 07/15/13 (c)	6,750,000	6,751,864
1.030% 07/15/14	2,890,000	2,894,348
Ford Credit Floorplan Master Owner Trust 1.500% 09/15/15	8,175,000	8,238,336
1.837% 12/15/14 (08/15/11) (a)(b)(c)	10,000,000	10,164,956
Great America Leasing Receivables 1.050% 03/15/13 (c)	5,000,000	5,013,965
Leaf II Receivables Funding LLC 1.700% 08/20/18 (c)	6,732,108	6,643,244
1.700% 12/20/18 (c)	5,739,449	5,612,034
Navistar Financial Corp. Owner Trust 1.470% 10/18/12 (c)	6,717,469	6,723,976
Nissan Auto Lease Trust 1.390% 01/15/16	10,000,000	10,036,271
Panhandle-Plains Higher Education Authority, Inc. 0.758% 10/01/18 (10/03/11) (a)(b)	2,000,000	1,998,497
Santander Drive Auto Receivables Trust 0.950% 08/15/13	4,611,979	4,618,383
1.360% 03/15/13	6,755,506	6,767,675
Silverleaf Finance LLC 5.360% 07/15/22 (c)	2,228,854	2,257,675
SLM Student Loan Trust 1.036% 12/16/24 (08/15/11) (a)(b)(c)	5,000,000	4,994,577
1.187% 10/15/24 (08/15/11) (a)(b)(c)	2,347,864	2,354,017
SMART Trust/Australia 1.220% 11/14/13 (c)	6,000,000	5,999,658
TXU Electric Delivery Transition Bond Co. LLC 4.810% 11/17/14	294,899	304,315
Volkswagen Auto Lease Trust 0.990% 11/20/13	5,000,000	5,009,934
Volvo Financial Equipment LLC 1.060% 06/15/12 (c)	1,253,885	1,254,203
Wachovia Auto Owner Trust
1.336% 03/20/14 (08/22/11) (a)(b)	7,628,001	7,671,645
Westlake Automobile Receivables Trust 1.750% 12/17/12 (c)	1,975,713	1,976,759
Total Asset-Backed Securities (cost of $186,751,261)		186,921,136

	Par ($)	Value ($)
Commercial Mortgage-Backed Securities – 7.7%
Banc of America Commercial Mortgage, Inc. 6.186% 06/11/35	5,129,629	5,176,694
Citigroup Commercial Mortgage Trust 4.755% 05/15/43	4,290,620	4,455,347
First Union National Bank Commercial Mortgage 6.223% 12/12/33	2,893,552	2,898,600
6.141% 02/12/34	3,920,116	3,965,701
GE Capital Commercial Mortgage Corp. 6.269% 12/10/35	7,797,476	7,922,407
JPMorgan Chase Commercial Mortgage Securities Corp. 6.162% 05/12/34	7,100,000	7,207,287
4.767% 03/12/39	5,453,000	5,661,531
5.857% 10/12/35	1,975,934	1,975,063
Morgan Stanley Capital I 5.150% 06/13/41	12,000,000	12,685,339
Morgan Stanley Dean Witter Capital I 6.510% 04/15/34	3,954,186	4,005,888
5.740% 12/15/35	7,125,121	7,287,312
Wachovia Bank Commercial Mortgage Trust 4.867% 02/15/35	11,000,000	11,419,777
Total Commercial Mortgage-Backed Securities (cost of $76,521,918)		74,660,946
Municipal Bonds – 7.1%
Florida – 1.5%
FL Citizens Property Insurance Corp.
Series 2009 A-1, 5.000% 06/01/12	6,260,000	6,484,922
FL Hurricane Catastrophe Fund Finance Corp.
Series 2007 A, 0.967% 10/15/12 (08/15/11) (a)(b)	8,000,000	7,986,400
Florida Total		14,471,322
Illinois – 2.2%
IL Municipal Electric Agency
Series 2009 B, 4.160% 02/01/13	750,000	774,007
IL State
Series 2004 B, 5.000% 03/01/13	7,400,000	7,847,700
Series 2010: 2.766% 01/01/12	9,000,000	9,077,850
3.321% 01/01/13	3,500,000	3,588,830
Illinois Total		21,288,387

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Kansas – 0.2%
KS Olathe
Diamant Boart, Inc., Series 1997 B, LOC: Svenska Handelsbanken 0.530% 03/01/27 (08/11/11) (a)(b)	2,000,000	2,000,000
Kansas Total		2,000,000
Louisiana – 0.1%
LA Public Facilities Authority
Series 2011 A, 0.753% 04/26/21 (10/25/11) (a)(b)	863,133	861,278
Louisiana Total		861,278
Massachusetts – 0.3%
MA Housing Finance Agency
Series 2009 E, 3.390% 09/01/11	2,675,000	2,681,795
Massachusetts Total		2,681,795
Mississippi – 0.6%
MS Business Finance Corp.
The Pointe at MSU LLC, Series 2009, LOC: Midland States Bank, LOC: Federal Home Loan Bank 0.280% 12/01/39 (08/10/11) (a)(b)	6,115,000	6,115,000
Mississippi Total		6,115,000
New York – 0.7%
NY Energy Research & Development Authority
Consolidated Edison Co, Series 2010, AMT, 1.450% 06/01/36 (11/01/12) (a)(b)	4,000,000	4,018,200
NY New York
Series 2010 G-2, 1.650% 03/01/12	3,000,000	3,025,350
New York Total		7,043,550

	Par ($)	Value ($)
Virgin Islands – 0.7%
VI Public Finance Authority
Series 2009 A2, 3.000% 10/01/11	6,650,000	6,664,098
Total Virgin Islands		6,664,098
Virginia – 0.6%
VA Small Business Financing Authority
Sentara Healthcare, Series 2010, 3.000% 11/01/11	5,755,000	5,795,745
Virginia Total		5,795,745
West Virginia – 0.2%
WV Economic Development Authority
Appalachian Power Co, Series 2011 A, AMT, 2.000% 01/01/41 (08/01/12) (a)(b)	2,000,000	2,023,380
West Virginia Total		2,023,380
Total Municipal Bonds (cost of $68,683,803)		68,944,555
Collateralized Mortgage Obligations – 4.6%
Agency – 2.8%
Federal Home Loan Mortgage Corp. REMICS 3.850% 04/15/17	464,392	465,482
3.900% 08/15/30	199,927	204,458
4.000% 07/15/28	244,470	245,763
4.500% 02/15/17	122,416	122,937
4.500% 09/15/18	2,664,724	2,727,849
4.500% 08/15/22	1,188,787	1,213,364
4.500% 05/15/29	193,988	194,115
4.500% 07/15/34	4,219,709	4,367,086
4.750% 05/15/31	155,317	155,570
5.000% 01/15/18	2,981,327	3,067,935
5.000% 05/15/22	1,643,648	1,681,091
5.000% 10/15/30	4,220,595	4,317,794
5.000% 02/15/32	4,438,506	4,514,556
5.500% 01/15/22	486,585	487,713
Federal National Mortgage Association REMICS 4.500% 09/25/16	243,864	246,301
4.500% 07/25/21	233,470	234,162
5.250% 07/25/35	2,748,897	2,831,652
Agency Total		27,077,828

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

Collateralized Mortgage Obligations (continued)
	Par ($)	Value ($)
Non-Agency – 1.8%
BCAP LLC Trust 5.000% 11/25/36	2,901,084	2,905,926
Credit Suisse Mortgage Capital Certificates 2.732% 01/27/36 (09/01/11) (a)(b)(c)	2,040,689	2,023,029
JPMorgan Mortgage Trust 5.500% 04/25/36	68,698	68,621
JPMorgan ReREMIC 6.000% 02/26/37 (c)	3,779,424	3,905,973
Morgan Stanley ReREMIC Trust 0.517% 01/26/36 (08/25/11) (a)(b)(c)	6,325,426	6,262,637
RBSSP Resecuritization Trust 0.446% 08/26/36 (08/25/11) (a)(b)(c)	2,562,556	2,472,344
Non-Agency Total		17,638,530
Total Collateralized Mortgage Obligations (cost of $44,952,428)		44,716,358
U.S. Government Obligations – 1.6%
U.S. Treasury Notes 0.375% 10/31/12	15,000,000	15,016,995
U.S. Government Obligations Total		15,016,995
Total U.S. Government Obligations (cost of $14,974,038)		15,016,995
Mortgage-Backed Securities – 0.1%
Federal Home Loan Mortgage Corp. 2.510% 02/01/36 (09/01/11) (a)(b)	501,127	526,512
Federal National Mortgage Association 3.094% 03/01/34 (09/01/11) (a)(b)	385,153	404,777
Total Mortgage-Backed Securities (cost of $882,958)		931,289
Short-Term Obligations – 17.3%
Certificate of Deposit – 1.5%
Deutsche Bank AG/New York NY 0.550% 01/19/12 (10/19/11) (a)(b)	10,000,000	10,008,730
Nordea Bank Finland PLC 0.748% 02/07/13 (08/08/11) (a)(b)	4,350,000	4,359,183
Certificate of Deposit Total		14,367,913

	Par ($)	Value ($)
Commercial Paper – 15.8%
Amsterdam Funding Corp. 0.200% 08/01/11	36,600,000	36,600,000
Barclays U.S. Funding LLC 0.080% 08/01/11	25,000,000	25,000,000
BNP Paribas Finance, Inc. 0.130% 08/01/11	38,000,000	38,000,000
Chariot Funding LLC 0.150% 08/04/11	14,900,000	14,899,814
Kinder Morgan Energy 0.280% 08/02/11	6,400,000	6,399,950
Thunder Bay Funding LLC 0.120% 08/02/11	31,433,000	31,432,895
Commercial Paper Total		152,332,659
Repurchase Agreement – 0.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 07/29/11, due 08/01/11 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 08/25/16, market value $141,400 (repurchase proceeds $135,000)	135,000	135,000
Repurchase Agreement Total		135,000
Total Short-Term Obligations (cost of $166,816,545)		166,835,572
Total Investments – 100.4% (cost of $970,542,812) (e)		971,756,864
Other Assets & Liabilities, Net – (0.4)%		(3,489,775)
Net Assets – 100.0%		968,267,089

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011, these securities, which are not illiquid, amounted to $175,913,590, which represents 18.2% of net assets.

(d)  Security is guranteed by the Federal Deposit Insurance Corporation.

(e)  Cost for federal income tax purposes is $973,084,778.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$413,730,013	$—	$413,730,013
Total Asset-Backed Securities	—	186,921,136	—	186,921,136
Total Commercial Mortgage-Backed Securities	—	74,660,946	—	74,660,946
Total Municipal Bonds	—	68,944,555	—	68,944,555
Total Collateralized Mortgage Obligations	—	44,716,358	—	44,716,358
Total U.S.Government Obligations	15,016,995	—	—	15,016,995
Total Mortgage-Backed Securities	—	931,289	—	931,289
Total Short-Term Obligations	—	166,835,572	—	166,835,572
Total Investments	$15,016,995	$956,739,869	$—	$971,756,864

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2011

The following table reconciles asset balances for the year ended July 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of July 31, 2010	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of July 31, 2011
Collateralized Mortgage Obligations
Non-Agency	$875	$—	$(1,749,999)	$1,749,125	$—	$(1)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at July 31, 2011, which were valued using significant unobservable inputs (Level 3) amounts to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Acronym	Name
AMT	Alternative Minimum Tax

LOC	Letter of Credit

REMICS	Real Estate Mortgage Investment Conduits

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – CMG Ultra Short Term Bond Fund
July 31, 2011

		($)
Assets	Investments, at cost	970,542,812
	Investments, at value	971,756,864
	Cash	9,529
	Receivable for:
	Fund shares sold	102,981
	Interest	2,402,544
	Foreign tax reclaims	1,818
	Expense reimbursement due from Investment Manager	11,710
	Trustees' deferred compensation plan	26,354
	Total Assets	974,311,800
Liabilities	Payable for:
	Fund shares repurchased	4,434,451
	Distributions	1,340,222
	Investment advisory fee	210,380
	Trustees' fees	358
	Audit fee	31,450
	Trustees' deferred compensation plan	26,354
	Other liabilities	1,496
	Total Liabilities	6,044,711
	Net Assets	968,267,089
Net Assets Consist of	Paid-in capital	994,850,835
	Overdistributed net investment income	(1,816,469)
	Accumulated net realized loss	(25,981,329)
	Net unrealized appreciation on investments	1,214,052
	Net Assets	968,267,089
	Shares outstanding	107,361,164
	Net asset value, offering and redemption price per share	$9.02

See Accompanying Notes to Financial Statements.

Statement of Operations – CMG Ultra Short Term Bond Fund
For the Year Ended July 31, 2011

		($)
Investment Income	Interest	16,975,631
Expenses	Investment advisory fee	2,591,553
	Trustees' fees	57,032
	Other expenses	48,775
	Expenses before interest expense	2,697,360
	Interest expense	61
	Total Expenses	2,697,421
	Fees waived or expenses reimbursed by Investment Manager and certain of its affiliates	(105,807)
	Interest expense reimbursement by Investment Manager	(61)
	Net Expenses	2,591,553
	Net Investment Income	14,384,078
Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(2,250,241)
	Net change in unrealized appreciation (depreciation) on investments	3,301,868
	Net Gain	1,051,627
	Net Increase Resulting from Operations	15,435,705

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – CMG Ultra Short Term Bond Fund

		Year Ended July 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)(a)
Operations	Net investment income	14,384,078	13,298,671
	Net realized gain (loss) on investments	(2,250,241)	2,330,056
	Net change in unrealized appreciation (depreciation) on investments	3,301,868	919,831
	Net increase resulting from operations	15,435,705	16,548,558
Distributions to Shareholders	From net investment income	(24,393,772)	(26,132,770)
	Net Capital Stock Transactions	(228,247,601)	876,818,458
	Total increase (decrease) in net assets	(237,205,668)	867,234,246
Net Assets	Beginning of period	1,205,472,757	338,238,511
	End of period	968,267,089	1,205,472,757
	Overdistributed net investment income at end of period	(1,816,469)	(6,409,992)

	Capital Stock Activity
	Year Ended July 31, 2011		Year Ended July 31, 2010 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	78,759,694	713,316,207	185,933,884	1,702,117,609
Distributions reinvested	145,602	1,320,198	158,671	1,449,757
Redemptions	(104,086,252)	(942,884,006)	(90,475,281)	(826,748,908)
Net increase (decrease)	(25,180,956)	(228,247,601)	95,617,274	876,818,458

(a)  On November 23, 2009, the Predecessor Fund was reorganized into the Fund. The financial information of the Fund's shares includes financial information of the Predecessor Fund's shares.

See Accompanying Notes to Financial Statements.

Financial Highlights – CMG Ultra Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended July 31,
	2011		2010 (a)		2009		2008	2007
Net Asset Value, Beginning of Period	$9.10		$9.16		$9.29		$9.59	$9.62
Income from Investment Operations:
Net investment income (b)	0.13		0.13		0.26		0.43	0.47
Net realized and unrealized gain (loss) on investment	—	(c)	0.06		(0.07)		(0.30)	(0.03)
Total from investment operations	0.13		0.19		0.19		0.13	0.44
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.25)		(0.32)		(0.43)	(0.47)
Net Asset Value, End of Period	$9.02		$9.10		$9.16		$9.29	$9.59
Total return (d)(e)	1.45%		2.10	%(f)	2.16%		1.42%	4.62	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.25%		0.25%		0.25%		0.25%	0.25%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	—
Net expenses	0.25%		0.25%		0.25%		0.25%	0.25%
Waiver/Reimbursement	0.01%		0.01%		0.04%		0.07%	0.06%
Net investment income	1.39%		1.38%		2.82%		4.58%	4.88%
Portfolio turnover rate	51%		90%		103%		69%	108%
Net assets, end of period (000s)	$968,267		$1,205,473		$338,239		$96,595	$152,793

(a)  On November 23, 2009, CMG Ultra Short Term Bond Fund, a portfolio of Columbia Funds Institutional Trust, was reorganized into a newly formed series of Columbia Funds Series Trust I, which was also named CMG Ultra Short Term Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and certain of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – CMG Ultra Short Term Bond Fund
July 31, 2011

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust) is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further details, including applicable investment minimums.

Investment Objectives

The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Fund Shares

The Trust may issue an unlimited number of shares (without par value) which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

CMG Ultra Short Term Bond Fund, July 31, 2011

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, defaulted bonds and paydown gain/loss reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Loss	Net Realized Paid-In Capital
$14,603,217	$(14,603,186)	$(31)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

CMG Ultra Short Term Bond Fund, July 31, 2011

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 was as follows:

	July 31,
Distributions paid from:	2011	2010
Ordinary Income*	$24,393,772	$26,132,770

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,092,134	$—	$(1,327,914)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,799,088
Unrealized depreciation	(5,127,002)
Net unrealized depreciation	$(1,327,914)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$29,640
2013	47,961
2014	627,248
2015	685,751
2016	213,699
2017	2,249,159
2018	1,023,617
2019	11,369,928
Total	$16,247,003

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2011, post-October capital losses of $9,734,326 attributed to security transactions were deferred to August 1, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The Fund's management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all costs and expenses of the Fund (other than the expenses described below or in the Fund's prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustee fees and expenses, including their legal counsel, auditing expense, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average daily net assets.

Administration Fee

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administrative Services Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services

CMG Ultra Short Term Bond Fund, July 31, 2011

Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. The pricing and bookkeeping fees for the Fund are paid by the Investment Manager. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The transfer agent fees for the Fund are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Fee Waivers and Expense Reimbursements

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2011, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% the Fund's average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in other affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board of Trustees. This agreement may be modified or amended only with approval from all parties.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, is charged its pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to the Fund are payable by the Investment Manager.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $488,124,025 and $792,875,604, respectively, for the year ended July 31, 2011, of which $39,840,904 and $88,950,988, respectively, were U.S. Government securities.

Note 6. Shareholder Concentration

As of July 31, 2011, one shareholder account owned 98.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective June 27, 2011, the Fund and other affiliated funds participate in a $100 million committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $80 million and the fund's borrowing limit set forth in the fund's registration statement (Borrowing Limit). For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the commitment was $150 million and the maximum amount that may have been borrowed by any fund was limited to the lesser of $120 million and the fund's Borrowing Limit. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the commitment was $225 million and the maximum amount that may have been borrowed by any fund was limited to the lesser of $200 million and the fund's Borrowing Limit. Prior to March 28, 2011, the collective borrowing amount of the commitment was $280 million. Borrowings are available for short-term liquidity or temporary or emergency purposes.

CMG Ultra Short Term Bond Fund, July 31, 2011

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended July 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,500,000 at a weighted average interest rate of 1.48%.

For the year ended July 31, 2011, the Investment Manager reimbursed the Fund $61 of interest expense.

Note 8. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below and in Note 4 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective August 8, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility replaced the prior credit facility with State Street (see Note 7). The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

CMG Ultra Short Term Bond Fund, July 31, 2011

investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2011

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); the Helios Funds (exchange-traded funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997-2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) (2007-2010); Director, Wellington Trust Company, NA and other Wellington affiliates (1997-2010); oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of CMG Ultra Short Term Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

CMG Ultra Short Term Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1366 C (09/11)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$29,300	$32,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$4,100	$4,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2011 and July 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$4,300	$4,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2011 and July 31, 2010, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$395,300	$1,156,500

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2011 and July 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2011 and July 31, 2010 are approximately as follows:

2011	2010
$403,700	$1,165,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)        There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	September 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	September 26, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	September 26, 2011